                             CERTIFICATE OF MERGER

                                      OF

                               TCC PURCHASE CO.
                           (a Delaware Corporation)

                                     INTO

                         TRANSPORTATION CAPITAL CORP.
                           (a New York Corporation)

               UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW
                           OF THE STATE OF NEW YORK

                        *******************************


     We, the undersigned Joseph Sartin and Ruth Klindtworth being, respectively, a Vice President and the Secretary of TCC Purchase Co., a corporation organized and existing under the laws of the State of Delaware, and Mark Hornstein and Jonathan Hirsch being, respectively, the President and the Secretary of Transportation Capital Corp., a corporation organized and existing under the laws of the State of New York, hereby certify the following information relating to the merger of TCC Purchase Co. with and into Transportation Capital Corp. (the "Merger"):

     1. (a) The name of each of the constituent corporations of the Merger (the "Constituent Corporations") is as follows:

              TCC Purchase Co.

              Transportation Capital Corp. (formed under the name
              "Transportation SBIC, Inc.")

         (b) The name of the corporation surviving the Merger is Transportation Capital Corp. (the "Surviving Corporation") and following the Merger its name shall remain Transportation Capital Corp.

     2. As to each of the Constituent Corporations, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:


                             Designation and                       Shares
                             number of shares                      entitled
                             in each class or    Class or Series   to vote as a
                             series outstand-    of Shares en-     class or
Name of Corporation          ing                 titled to Vote    series
-------------------          ----------------    ---------------   ------------
Transportation               2,486,804 shares,   Common Stock      Common Stock,
Capital Corp.                Common Stock,                         1 vote per
                             $.125 par value                       share

TCC Purchase Co.             100 shares,         Common Stock      Common Stock,
                             Common Stock, $1                      1 vote per
                             par value                             share


        3. The Cerficates of Incorporation of Transportation Capital Corp., as in effect at the effective time of the Merger, shall be the Certificate of Incorporation of the Surviving Corporation.

        4.   (a)   The jurisdiction and date of incorporation of each of the
    Constituent Corporations is as follows:

                             Jurisdiction        Date of
Name of Corporation          of Incorporation    Incorporation
-------------------          ----------------    -------------
Transportation
  Capital Corp.              New York                 12/5/79

TCC Purchase Co.             Delaware                 11/19/92

             (b) TCC Purchase Co. has not filed an application for authority to do business in New York.

        5. The Merger was authorized by the unanimous written consent of the stockholders of TCC Purchase Co. and the affirmative vote of at least two-thirds of the issued and outstanding shares of Transportation Capital Corp. entitled to vote thereon.

IN WITNESS WHEREOF, we have signed this certificate on the 29th day of August, 1994 and we affirm the statements contained therein as true under penalties of perjury.


                              TCC PURCHASE CO.


                              By: /s/ Joseph Sartin
                                 --------------------
                                 Name: Joseph Sartin
                                 Vice President

                              By: /s/ Ruth Klindtworth
                                  -----------------------
                                  Name: Ruth Klindtworth
                                  Secretary


                              TRANSPORTATION CAPITAL CORP.


                              By: /s/ Mark Hornstein
                                  ------------------------
                                  Name:  Mark Hornstein
                                  President


                              By: /s/ Jonathan Hirsch
                                  ------------------------
                                  Name:  Jonathan Hirsch
                                  Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           TRANSPORTATION SBIC, INC.

                           ------------------------------

                           Pursuant to Section 805 of the
                           Business Corporation Law

                           ------------------------------

     The undersigned, the President and Secretary of TRANSPORTATION SBIC, INC., do hereby certify:

     FIRST:  The name of the Corporation is TRANSPORTATION SBIC, INC.
     -----

     SECOND:  The Certificate of Incorporation was filed by the Secretary of
     ------
State on December 5, 1979.

     THIRD:  The Certificate of Incorporation is amended to increase the total
     -----
number of shares which may be issued by the Corporation from 1,200 to 6,000. There is no change of issued shares and no reduction of stated capital.

     "FOURTH:  To accomplish the foregoing, the first paragraph in article
      ------
numbered "FOURTH" reading: The total number of shares which may be issued by the Corporation is Twelve Hundred (1,200) of which 600 shares of the par value of $1,000 each shall be preferred and 600 shares shall be common, without par value. All of the preferred shares shall be sold and issued to the Small Business Administration." is amended to read:

     "FOURTH:  The total number of shares which may be issued by the Corporation
      ------
is Six Thousand (6,000) of which 3,000 shares of the par value of $1,000 each shall be preferred and 3,000 shares shall be common, without par value. All of the preferred shares shall be sold and issued to the Small Business Administration."

     FIFTH:  The above Amendment of the Certificate of Incorporation was
     -----
authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders duly called and held on the 13th day of May, 1983.

     The undersigned affirm that the statements made herein are true under the penalties of perjury, and have signed this Certificate this 5th day of December, 1983.


                                        /s/ Melvin L. Hirsch
                                        ------------------------------
                                        Melvin L. Hirsch, President



                                        /s/ Dorothy T. Hirsch
                                        -------------------------------
                                        Dorothy T. Hirsch, Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          TRANSPORTATION CAPITAL CORP.
                          ----------------------------


     Under Section 805 of the Business Corporation Law

     The undersigned, Melvin L. Hirsch and Dorothy T. Hirsch, being respectively the President and Secretary of Transportation Capital Corp., pursuant to the provisions of the Business Corporation Law of the State of New York, do hereby certify:

     1. The name of the corporation is Transportation Capital Corp. (hereinafter sometimes called the "Corporation"). The name under which the Corporation was formed is Transportation SBIC, Inc.

     2. The Certificate of Incorporation of the Corporation was filed by the Department of State on December 5, 1979.

     3. The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH thereof, which sets forth the number, classes and par value of the authorized shares of the Corporation, and inserting in lieu thereof the following:

          FOURTH:   The total number of shares which may be issued by the
          ------
          Corporation is five million nine thousand (5,009,000), of which nine thousand (9,000) shares of the par value of $1,000 per share shall be preferred and five million (5,000,000) shares of the par value of 12-1/2 cents per share shall be common. All of the preferred shares shall be sold and issued to the Small Business Administration.

     4. The amendment set forth in the preceding paragraph 3 hereof provides for the following change and increase of common shares, and increase of preferred shares.

          Issued Shares: 452,908 common shares of par value 50 cents per share shall be changed. Resulting from such change shall be, and hereby are, 1,811,632 common shares of par value 12-1/2 cents per share. The terms of such change shall be that each one (1) share of common stock, par value 50 cents per share, issued and outstanding on the effective day of this amendment ("Old Common") shall be and become, ipso facto by operation
                                                   ----------
     hereof, and without any action on the part of the holder thereof, four (4) shares of common stock, par value 12-1/2 cents per share ("New Common"). Each certificate representing shares of Old Common need not be exchanged or surrendered but, upon the effectiveness hereof, shall be deemed to represent the same number of shares of New Common, and each holder of record of Old Common shall be entitled to receive an additional certificate or certificates representing in the aggregate three (3) shares of New Common for each one
     (1) share of Old Common so held.

          Unissued Shares: 347,092 common shares of par value 50 cents per share shall be changed. Resulting from such change shall be, and hereby are, 1,388,368 common shares of par value 12-1/2 cents per share in the ratio of four (4) shares with a par value 12-1/2 cents per share for each share with a par value 50 cents per share. The total unissued shares are 3,188,368 shares of par value 12-1/2 cents per share.

          Authorized Shares: 1,800,000 additional common shares of par value 12-1/2 cents per share are being authorized hereunder and 1,000 additional preferred shares of par value $1,000 per share.

     5. The Certificate of Incorporation of the Corporation is hereby further amended by adding thereto the following Article:

          SIXTH:  The Board of Directors of the Corporation shall be, and
          -----
          hereby is, authorized and empowered, to the extent and under such circumstances as may from time to time be permissible by law and determined by the Board of Directors, to indemnify and/or advance expenses on behalf of the Corporation, who are made or threatened to be made a party to any claim, action or proceeding, whether such claim, action or proceeding is brought by or in the right of the Corporation or otherwise or is civil or criminal, against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees. The personal liability of a director or officer to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer shall be, and hereby is, limited to the fullest extent (including elimination of such liability) permissible by the law in effect from time to time; provided, however, that the foregoing clause shall not eliminate or limit the liability of a director or officer (i) for willful misfeasance or any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions in bad faith or which involve gross negligence or reckless disregard of the duties involved in the conduct of his office, (iii) for intentional misconduct, a knowing violation of the law, or a violation specified in Section 719 of the Business Corporation Law or (iv) for any transaction from which the director or officer derived an improper personal benefit. The Corporation shall be, and hereby is, authorized and empowered upon the approvals of its Board of Directors to amend the Bylaws of the Corporation and/or to enter into such agreement or agreements as it shall from time to time deem advisable and in furtherance of the foregoing provisions of this Article SIXTH.

     6. This Certificate of Amendment and the amendments set forth herein were authorized by majority vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote thereon at a duly held meeting of shareholders. The Small Business Administration has approved the amendments set forth herein.

     IN WITNESS WHEREOF, we have signed this Certificate of Amendment on the 30th day of March, 1987 and we affirm the statements contained herein as true under penalties of perjury.



                                    /s/ Melvin L. Hirsch
                                    ----------------------------
                                    Melvin L. Hirsch, President



                                    /s/ Dorothy T. Hirsch
                                    ----------------------------
                                    Dorothy T. Hirsch, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           TRANSPORTATION SBIC, INC.

                       ---------------------------------

                        Pursuant to Section 805 of the
                           Business Corporation Law

                       ---------------------------------

     The undersigned, the President and Secretary of TRANSPORTATION SBIC, INC., do hereby certify:

     FIRST:  The name of the corporation is TRANSPORTATION SBIC, INC.
     -----
     SECOND: The Certificate of Incorporation was filed by the Secretary of
     ------
State on December 5, 1979.
     THIRD:  The Certificate of Incorporation is amended with respect to the
     -----
dividends that may be paid to its common shareholders.
     FOURTH: To accomplish the foregoing, the following paragraph in article
     ------
numbered "FOURTH" reading:

          "Whenever the full dividend upon the preferred shares for the then current dividend period shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the common shares shall be entitled to receive out of the remaining surplus or net profits of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be attributable as dividends. After the full dividend shall have been declared and paid on the preferred shares and the dividend shall have been paid on the common shares, the balance of the earnings of the Corporation shall be added to its surplus."

is amended to read:

          "Whenever the full dividend upon the preferred shares for the then current dividend period and all prior periods shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the common shares shall be entitled to receive out of the remaining retained earnings of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be distributable as dividends, but no dividend distribution may be paid to the common shareholders in reduction of capital or paid in surplus. After the full dividend shall have been declared and paid on the preferred shares and the dividend shall have been paid on the common shares, the balance of the earnings of the Corporation shall be added to its surplus."

          FIFTH:  The above Amendment of the Certificate of Incorporation was
          -----
     authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders duly called and held on the 31st day of March, 1980.

          The undersigned affirm that the statements made herein are true under the penalties of perjury, and have signed this Certificate this 1st day of April, 1980.


                                    /s/ Melvin L. Hirsch
                                    ----------------------------
                                    Melvin L. Hirsch, President



                                    /s/ Dorothy T. Hirsch
                                    ----------------------------
                                    Dorothy T. Hirsch, Secretary

                                    RESTATED

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                      -of-

                           TRANSPORTATION SBIC, INC.
                           -------------------------


                       Under Section 807 of the Business
                        Corporation Law of the State of
                                    New York


     The undersigned, Melvin L. Hirsch and Dorothy T. Hirsch, being respectively the President and the Secretary of Transportation SBIC, Inc., pursuant to the provisions of the Business Corporation Law of the State of New York do hereby certify:

     1. The name of the Corporation is Transportation SBIC, Inc. (hereinafter sometimes called the "Corporation").

     2. The Certificate of Incorporation of the Corporation was filed by the Department of State on December 5, 1979.

     3. The Certificate of Incorporation of the Corporation is hereby amended and changed to effect the following amendments and changes authorized by the Business Corporation Law:

     (a)  The authorized capital stock of the corporation is changed as follows:

          (1) The authorized number of shares of 50c par value common stock is increased from 400,000 to 800,000; and

          (2) The authorized number of shares of $1000 par value preferred stock is increased from 4,000 to 8,000.

     (b) The location of the principal office of the Corporation is changed to 60 E. 42nd Street, City, County and State of New York.

     (c) The address to which the Secretary of State is directed to mail process served upon him on the Corporation's behalf is changed to "Tanner Gilbert Propp & Sterner, 99 Park Avenue, 25th Floor, New York, New York 10016."

     (d) Article FIFTH, setting the fiscal year of the Corporation, being no longer required or permitted to be specified in the Certificate of Incorporation, is deleted without thereby intending any change in such fiscal year, and Article SIXTH is accordingly renumbered.

     (e)  The name of the Corporation is changed to TRANSPORTATION CAPITAL CORP.

     4. The text of the Certificate of Incorporation, as herein amended and changed, is hereby restated to read in full as follows:

          FIRST:    The name of the Corporation is TRANSPORTATION CAPITAL CORP.
          -----

          SECOND:   Corporation is being formed for the following purposes:
          ------

               This corporation is organized and chartered solely for the purpose of performing the functions and conducting the activities contemplated under the Small Business Investment Act of 1958, as amended from time to time, and will provide assistance solely to small business concerns which will contribute to a well-balanced national economy by facilitating ownership in such concerns by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages.

               The Corporation's powers and authority shall be as follows:

          (a)  To operate under the name set forth above;

          (b) To issue in consideration for cash or such other consideration permitted by the Regulations of the Small Business Administration the number of shares of stock indicated in ARTICLE
               FOURTH:

          (c) To borrow money and issue its debenture bonds, promissory notes, or other obligations under such general conditions and subject to such limitations and regulations as the Small Business Administration may prescribe;

          (d)  To provide equity capital to small business concerns
               (as defined by the Small Business Administration) under conditions authorized by section 304 of the Small Business Investment Act of 1958, as amended, (the "Act") and pertinent sections of the Regulations, with the right to sell or dispose of securities so acquired in such manner and under such terms and conditions as the Corporation shall determine;

          (e)  To make long-term loans (as defined by the Small
               Business Administration) to small business concerns (as defined by the Small Business Administration) for the purposes and in the manner and subject to the conditions described in section 305 of the Act; with the right to sell or dispose of such loans in such manner and under such terms and conditions as the Corporation shall determine;

          (f) To acquire and make commitments for obligations and securities of a single enterprise only within the limitations established by section 306 of the Act, unless such limitations are waived by the Small Business Administration;

          (g) To undertake its operations in cooperation with banks or other financial institutions, as contemplated under section 308 (a) of the Act;

          (h) To provide consulting and advisory services to small business concerns on a fee basis;

          (i) To invest funds not reasonably needed for its current operations only in direct obligations of, or obligations guaranteed as to principal and interest by, the United States Government;

          (j) To conduct its operation in accordance with and subject to regulations prescribed by the Small Business Administration;

          (k) To submit to and pay for examinations made by direction of the Small Business Administration by examiners selected, employed, or approved by the Small Business Administration;

          (l) To make reports to the Small Business Administration at such times and in such form as the Small Business Administration may require;

          (m) To conduct its operations under the Act in the State of New York and in other areas within the United States as may from time to time be approved by the Small Business Administration, without limitation, however, as to the residence, domicile, or place of business of parties with which it transacts its business or otherwise deals, in accordance with regulations issued by SBA:

          (n) To regulate its business and conduct its affairs in a manner not inconsistent with the Act and regulations prescribed by the Small Business Administration thereunder;

          (o)  To adopt and use a corporate seal;

          (p) To have duration for a perpetual period, subject to dissolution in accordance with the laws of the State of New York and subject to forfeiture of its License from the Small Business Administration for violation of law or of regulations issued under the Act;

          (q)  To make contracts;

          (r) To sue and be sued, complain, and defend in any court of law or equity;

          (s) By its Board of Directors, to appoint such officers and employees as may be deemed proper, define their authority and duties, fix their compensation, require bonds of such of them as it deems advisable and fix the penalty thereof, dismiss such officers and employees, or any thereof, at pleasure, and appoint others to fill their places;

          (t) to adopt by-laws regulating the manner in which its stock shall be transferred, its officers and employees appointed, its property transferred, and the privileges granted to it by law exercised and enjoyed;

          (u)  To maintain its principal office at 60 East 42nd
               Street, New York, N.Y. 10017 and to establish branch offices or agencies within its operating territory, subject to the approval of the Small Business Administration;

          (v) To acquire, hold, operate, and dispose of any property (real, personal, or mixed) whenever necessary or appropriate to the carrying out of its lawful functions;

          (w) To exercise such incidental powers as may reasonably be necessary to carry out the business for which the corporation is established.

          To have as part of the corporate purposes, all of the powers conferred upon corporations organized under the Business Corporation Law subject to any limitations thereof contained in this Certificate of Incorporation or in the laws of the State of New York.

          THIRD:    The city, incorporated village or town and the county within
          -----
the State of New York in which the office of the Corporation is to be located are as follows:

          CITY                                COUNTY
          ----                                ------

               New York                       New York

          FOURTH:   The total number of shares which may be issued by the
          ------
Corporation is Eight Hundred Eight Thousand (808,000) of which 8,000 shares of the par value of $1,000 each shall be preferred and 800,000 shares shall be Common Stock, par value 50c per share. All of the preferred shares shall be sold and issued to the Small Business Administration.

          The designations, preferences, privileges and voting powers or restrictions or qualifications of the shares of each class are as follows:

          The holders of the preferred shares shall be entitled to receive from the surplus or the net profits of the corporation, as and when declared by the board of directors, an annual dividend of 3% of the par value of its preferred stock, payable on a preferred and cumulative basis so that no amount shall be set aside for or paid to any other class of stock until the full amount of dividends due at the annual rate of 3%, cumulative to the intended date of payment, shall have been paid to the Small Business Administration. Before any redemption of stock not purchased by the Small Business Administration or liquidation in whole or in part, or any distribution of assets to other stockholders, the Small Business Administration shall be entitled to the preferred payment in full of the annual 3% dividend referred to above and the par value of its preferred stock. Such par value need not be paid to the Small Business Administration before the distribution f ordinary dividends from retained earnings to other shareholders.

          The Corporation may, at its option, redeem in whole or any part the Small Business Administration's outstanding preferred stock on any dividend payment date where at least 30 days prior written notice has been given to the Small Business Administration. The Corporation shall pay the Small Business Administration the par value of the shares to be redeemed ($50,000 minimum per transaction), and accumulated dividends.

          Whenever the full dividend upon the preferred shares for the then current dividend period and all prior periods shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the common shares shall be entitled to receive out of the remaining retained earnings of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be distributable as dividends, but no dividend distribution may be paid to the common shareholders in reduction of capital or paid in surplus. After the full dividend shall have been declared and paid on the preferred shares and the dividend shall have been paid on the common shares, the balance of the earnings of the Corporation shall be added to its surplus.

          The Small Business Administration, as the holder of the preferred shares, shall not be entitled to vote on any matters for which a vote of the shareholders of the Corporation may be sought. All voting rights shall be vested in the common shares, except as may be provided by the laws of the State of New York.

          This charter shall not be amended without the prior written approval of the Small Business Administration.

          FIFTH:    The Secretary of State is designated as the agent of the
          -----
Corporation upon whom process against the Corporation may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is care of Tanner Gilbert Propp & Sterner, 99 Park Avenue, New York, New York 10016.

     5. The Restatement of the Certificate of Incorporation effected hereby was authorized by majority vote of the Board of Directors of the Corporation followed by affirmative vote of the holders of a majority of the issued and outstanding shares of each class of stock issued and outstanding of the Corporation.

     IN WITNESS WHEREOF, we have signed our names and affirmed that the statements made herein are true under the penalties of perjury, this 1st day of May, 1985.


                              /s/ Melvin L. Hirsch
                              ----------------------------
                              Melvin L. Hirsch, President


                              /s/ Dorothy T. Hirsch
                              -----------------------------
                              Dorothy T. Hirsch, Secretary

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          TRANSPORTATION CAPITAL CORP.

               Under Section 805 of the Business Corporation Law
               -------------------------------------------------

          It is hereby certified that:

          FIRST:   The name of the corporation is Transportation Capital Corp.
          ------
The name under which the corporation was formed is Transportation SBIC, Inc.
          SECOND:  The Certificate of Incorporation of the corporation was filed
          -------
with the Department of State on December 5, 1979.

          THIRD:  The Certificate of Incorporation of the corporation is to be
          ------
amended by adding provisions authorizing the corporation's creation of a Restricted Contributed Capital Surplus account and the corporation's granting to the United States Small Business Administration of a liquidating interest in such account in the event the corporation repurchases from the United States Small Business Administration the corporation's 3% Preferred shares outstanding at a discount from their par value.

          FOURTH:  To accomplish the foregoing amendment, new paragraphs
          -------
relating to the corporation's creation of a Restricted Contributed Capital Surplus account and the corporation's granting to the United States Small Business Administration of a liquidating interest in such account in the event the corporation repurchases from the United States Small Business Administration the corporation's 3% Preferred shares outstanding at a discount from their par value shall be added to paragraph FOURTH of the Certificate of Incorporation of the corporation, and Article "FOURTH" of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

          "FOURTH":  The total number of shares which the Corporation shall have
          --------
          authority to issue is five million eighteen thousand (5,018,000), which shall be divided into three classes, as follows: nine thousand (9,000) shares of the par value of $1,000 each shall be designated as "Preferred"; nine thousand (9,000) shares of the par value of $1,000 each shall be designated as "Redeemable Preferred"; and five million (5,000,000) shares of the par value of 12-1/2 cents each shall be designated as "Common". All of the Preferred and Redeemable Preferred shares shall be sold and issued to the Small Business Administration.

               The designations, preferences, privileges and voting powers or restrictions or qualifications of the shares of each class are as follows:

               The holders of the Preferred and Redeemable Preferred shares shall be entitled to receive from the surplus or the net profits of the corporation, as and when declared by the board of directors, an annual dividend, payable on a preferred and cumulative basis so that no account shall be set aside for or paid to the holders of the Common shares until the full amount of dividends due with respect to both the Preferred and Redeemable Preferred shares, cumulative to the intended date of payment, shall have been paid to the Small Business Administration. The annual dividend with respect to the Preferred shares shall be three percent (3%) of its par value. The annual dividend with respect to the Redeemable Preferred shares shall be four percent (4%) of its par value. Of the Preferred and Redeemable Preferred shares, the accumulated unpaid dividends shall be declared and paid in the time sequence in which they accumulated, starting with the oldest accumulated unpaid dividend. Before any redemption of shares not purchased by the Small Business Administration, or any liquidation in whole or in part, or any distribution of assets to other shareholders, the Small Business Administration shall be entitled to the preferred payment in full of the annual dividends referred to above and the par value of its Preferred and Redeemable Preferred shares. Such par value need not be paid to the Small Business Administration before the distribution of ordinary dividends from retained earnings to other shareholders.

               The Corporation may, at its option, redeem in whole or any part the Small Business Administration's outstanding Preferred or Redeemable Preferred shares on any dividends payment date where at least 30 days prior written notice has been given to the Small Business Administration. The corporation shall pay the Small Business Administration the par value of the shares to be redeemed ($50,000 minimum per transaction), and accumulated unpaid dividends with respect to such shares.

               Each share of Redeemable Preferred issued to the Small Business Administration shall be redeemed by the Corporation on the fifteenth
          (15) anniversary following its issue date, such redemption being mandatory on both the Corporation and the Small Business Administration. On the redemption of such Redeemable Preferred shares, the Corporation shall pay the Small Business Administration the par value of the shares to be redeemed and all accumulated unpaid dividends with respect to such shares.

               Whenever the full dividends upon the Preferred and Redeemable Preferred shares for the then current dividends period and all prior periods shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the Common shares shall be entitled to receive out of the remaining retained earnings of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be distributable as dividends, but no dividend distribution may be paid to the Common shareholders in reduction of capital or paid in surplus. After the full dividends shall have been declared and been paid on the Preferred and Redeemable Preferred shares and the dividend shall have been paid on the Common shares, the balance of the earnings of the Corporation shall be added to its surplus.

               The Small Business Administration, as the holder of the Preferred and Redeemable Preferred shares, shall not be entitled to vote on any matters for which a vote of the shareholders of the corporation may be sought. All voting rights shall be vested in the Common shares, except as may be provided by the laws of the State of New York.

               This charter shall not be amended without the prior written approval of the Small Business Administration.

     Creation of "Restricted Contributed Capital Surplus Account" and Grant of
     -------------------------------------------------------------------------
"Liquidating Interest" to the United States Small Business Administration.
-------------------------------------------------------------------------

     (i) For the purposes of this Article FOURTH the following terms shall have the meaning hereinafter set forth:

     "Liquidating Interest" shall mean a preferential limited ownership interest
     ----------------------
     in a new capital surplus account to be created by the corporation and to be known as the Restricted Contributed Capital Surplus Account. The "Liquidating Interest" may only be granted to the United States Small Business Administration and only in conjunction with the corporation's repurchase from the United States Small Business Administration at a discount of the corporation's outstanding 3% Preferred shares held by the United States Small Business Administration, as contemplated and authorized by Public Law 101-162, dated November 21, 1989.

     "Restricted Contributed Capital Surplus Account" shall mean the new capital
     ------------------------------------------------
     account which will be used solely for the purpose of recording on the accounts of the corporation a credit representing the difference between the purchase price to be paid for the corporation's repurchase from the United States Small Business Administration of the corporation's 3% Preferred shares and the par value of such 3% Preferred shares.

     "The Shares" shall mean the aggregate number of the corporation's 3%
     ------------
     Preferred shares to be repurchased.

     "Purchase Price" shall mean the aggregate value of the consideration to be
     ----------------
     paid to the United States Small Business Administration by the corporation for The Shares.

     "Discount" shall mean the amount by which the aggregate par value of the 3%
     ----------
     Preferred shares to be repurchased exceeds the Purchase Price.

     (ii) The corporation shall carry on its balance sheet a capital account designated Restricted Contributed Capital Surplus. The corporation will grant to the United States Small Business Administration a Liquidating Interest in the "Restricted Contributed Capital Surplus Account pursuant to a 3% Preferred Stock Repurchase Agreement (the "Agreement") to be executed between the SBA and the corporation.

     The initial value of the Liquidating Interest shall be equal to the amount of the Discount and shall decline on a straight-line basis at the end of each month by an amount equal to 1/60th (1.66%) of its original amount beginning one month after the date of the Agreement. Upon the occurrence of any Event of Default (as defined in the Agreement) the value of the Liquidating Interest shall become fixed at the level immediately preceding the Event of Default and shall not decline further until such time as the default is cured or waived.

     The Liquidating Interest shall expire on the later of (i) the date sixty
     (60) months from the date of the Agreement, or (ii) if an Event of Default has occurred and such default has been cured or waived, such later date on which the Liquidating Interest is fully amortized.

     If, prior to the expiration of the Liquidating Interest as set forth above, the corporation's board of directors or its shareholders authorizes the liquidation of the corporation, or a judicial order is issued directing the voluntary or involuntary liquidation of the corporation, or the Untied States Small Business Administration initiates receivership or liquidation proceedings, pursuant to the Small Business Administration Investment Act of 1958 and the regulations adopted thereunder, any assets which are available, after the payment or the provision for the payment of all debts of the corporation, shall be distributed first to the Untied States Small Business Administration until the fair market value of such assets is equal to the amount of the Liquidating Interest or all remaining assets have been distributed to the Untied States Small Business Administration."

     FIFTH:    The foregoing amendment of the Certificate of Incorporation of
     -----
the corporation was authorized by the unanimous vote of the board of directors of the corporation and was ap;roved by written consent of the holders of all the outstanding shares of the corporation entitled to vote on the said amendment and by the Untied States Small Business Administration.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been subscribed this 2nd day of May, 1995, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                              /s/ Mark Hornstein
                              ---------------------------
                              Mark Hornstein, President



                              /s/ Jonathan Hirsch
                              ----------------------------
                              Jonathan Hirsch, Secretary

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                         TRANSPORTATION CAPITAL CORP.


     Under Section 805 of the Business Corporation Law

     The undersigned, Melvin L. Hirsch, and Dorothy T. Hirsch, being respectively the President and Secretary of Transportation Capital Corp. (the "Corporation"), pursuant to the provisions of the Business Corporation Law of the State of New York, do hereby certify that:

     1. The name of the Corporation is Transportation Capital Corp. The name under which the Corporation was formed is Transportation SBIC, Inc.

     2. The Certificate of Incorporation of the Corporation was filed by the Department of State on December 5, 1979.

     3. The Certificate of Incorporation of the Corporation shall be amended to increase the number of authorized shares and, to effect the foregoing, Article "FOURTH", relating to the number of authorized shares, is hereby amended to read as follows:

          FOURTH:  The total number of shares which the Corporation shall have
          ------
     authority to issue is five million eighteen thousand (5,018,000), which shall be divided into three classes, as follows: nine thousand (9,000) shares of the par value of $1,000 each shall be designated as "Preferred"; nine thousand (9,000) shares of the par value of $1,000 each shall be designated as "Redeemable Preferred"; and five million (5,000,000) shares of the par value of 12-1/2 cents each shall be designated as "Common". All of the Preferred and Redeemable Preferred shares shall be sold and issued to the Small Business Administration.

     The designations, preferences, privileges and voting powers or restrictions or qualifications of the shares of each class are as follows:

               The holders of the Preferred and Redeemable Preferred shares shall be entitled to receive from the surplus or the net profits of the corporation, as and when declared by the board of directors, an annual dividend, payable on a preferred and cumulative basis so that no amount shall be set aside for or paid to the holders of the Common shares until the full amount of dividends due with respect to both the Preferred and Redeemable Preferred shares, cumulative to the intended date of payment, shall have been paid to the Small Business Administration. The annual dividend with respect to the Preferred shares shall be three percent (3%) of its par value. The annual dividend with respect to the Redeemable Preferred shares shall be four percent (4%) of its par value. Of the Preferred and Redeemable Preferred shares, the accumulated unpaid dividends shall be declared and paid in the time sequence in which they accumulated, starting with the oldest accumulated unpaid dividend. Before any redemption of shares not purchased by the Small Business Administration, or any liquidation in whole or in part, or any distribution of assets to other shareholders, the Small Business Administration shall be entitled to the preferred payment in full of the annual dividends referred to above and the par value of its Preferred and Redeemable Preferred shares. Such par value need not be paid to the Small Business Administration before the distribution of ordinary dividends from retained earnings to other shareholders.

               The Corporation may, at its option, redeem in whole or any part the Small Business Administration's outstanding Preferred or Redeemable Preferred shares on any dividends payment date where at least 30 days prior written notice has been given to the Small Business Administration. The corporation shall pay the Small Business Administration the par value of the shares to be redeemed ($50,000 minimum per transaction), and accumulated unpaid dividends with respect to such shares.

               Each share of Redeemable Preferred issued to the Small Business Administration shall be redeemed by the Corporation on the fifteenth
          (15) anniversary following its issue date, such redemption being mandatory on both the Corporation and the Small Business Administration. On the redemption of such Redeemable Preferred shares, the Corporation shall pay the Small Business Administration the par value of the shares to be redeemed and all accumulated unpaid dividends with respect to such shares.

               Whenever the full dividend upon the Preferred and Redeemable Preferred shares for the then current dividend period and all prior periods shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the Common shares shall be entitled to receive out of the remaining retained earnings of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be distributable as dividends, but no dividend distribution may be paid to the Common shareholders in reduction of capital or paid in surplus. After the full dividend shall have been declared and paid on the Preferred and Redeemable Preferred shares and the dividend shall have been paid on the Common shares, the balance of the earnings of the Corporation shall be added to its surplus.

               The Small Business Administration, as the holder of the Preferred and Redeemable Preferred shares, shall not be entitled to vote on any matters for which a vote of the shareholders of the corporation may be sought. All voting rights shall be vested in the Common shares, except as may be provided by the laws of the State of New York.

               This charter shall not be amended without the prior written approval of the Small Business Administration.

     4. The amendment set forth in the preceding paragraph 3 will result in the following increase of shares:

     Issued Shares: The 3,383-1/3 Preferred shares and the 1,911,632 Common shares presently issued shall remain unchanged by this amendment.

     Unissued Shares: As a result of this amendment the unissued shares of the Corporation shall be increased by 9,000 Redeemable Preferred shares of the par value of $1,000 each.

     The 5,616-2/3 Preferred shares and the 3,088,368 Common shares presently unissued shall remain unchanged by this amendment.

     5. This Certificate of Amendment and the amendments set forth herein were authorized by a majority vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote thereon at a duly held meeting of shareholders. The Small Business Administration, which is the holder of all of the outstanding shares of Preferred Stock, has approved the amendment set forth herein.

     IN WITNESS WHEREOF, the undersigned have executed and subscribed this Certificate of Amendment and do each affirm the foregoing as true under the penalties of perjury this 12th day of June, 1990.


                              /s/ Melvin L. Hirsch
                              --------------------------
                              Melvin L. Hirsch, President



                              /s/ Dorothy T. Hirsch
                              ----------------------------
                              Dorothy T. Hirsch, President

                             CERTIFICATE OF MERGER

                                       of

                         COASTAL PLAN MANAGEMENT CORP.

                                      into

                           TRANSPORTATION SBIC, INC.

              (Under Section 904 of the Business Corporation Law)

     We, the undersigned, LESTER J. TANNER and RAY GLANTZ being respectively the president and the secretary of COASTAL PLAN MANAGEMENT CORP., and MELVIN L. HIRSCH and DOROTHY TO HIRSCH being respectively the president and the secretary of TRANSPORTATION SBIC, INC. hereby certify:

     1. (a) The name of each constituent corporation is as follows: COASTAL PLAN MANAGEMENT CORP. and TRANSPORTATION SBIC, INC., both New York corporations.

         (b) The name of the surviving corporation is TRANSPORTATION SBIC, INC. and following the merger its name shall be TRANSPORTATION SBIC, INC.

     2. As to each constituent corporation, the designation and number of outstanding shares of each class and the voting rights thereof are as follows:

                                                          Class of    Shares
                                                           Shares   Entitled to
                        Designation and number of shares  Entitled    Vote as
Name of Corporation        in each class outstanding      to Vote     a Class
----------------------  --------------------------------  --------  -----------

Coastal Plan Manage-    Common Stock, par value $.02 per  Common        120,000
     ment Corp.         per share; 120,000 shares out-
                        standing


Transportation SBIC,    Common Shares, without par value  Common          2,142
     Inc.               2,142 shares outstanding

                        Preferred Shares, par value          -                -
                        $1,000 per share; 2,418-1/3
                        shares outstanding



     3. (a) The first paragraph of Article "FOURTH" of the Certificate of Incorporation of Transportation SBIC, Inc. reading:

          "FOURTH:  The total number of shares which may be issued by the
           ------
     Corporation is Six Thousand (6,000) of which 3,000 shares of the par value of $1,000 each shall be preferred and 3,000 shares shall be common, without par value. All of the preferred shares shall be sold and issued to the Small Business Administration."

is amended to read as follows:

          "FOURTH:  The total number of shares which may be issued by the
           ------
     Corporation is Four Hundred Four Thousand (404,000) of which 4,000 shares of the par value of $1,000 each shall be preferred and 400,000 shares shall be Common Stock, par value 50c per share. All of the preferred shares shall be sold and issued to the Small Business Administration."

          (b) Each of the 2,142 Common Shares, without par value, of Transportation SBIC, Inc. presently authorized and outstanding shall be changed into 130 shares of Common Stock, par value 50c per share, for a total of 278,460 shares.

          (c) Each of the 858 Common Shares, without par value, of Transportation SBIC, Inc., presently authorized and unissued shall be changed into 141 and 562/858ths shares of Common Stock, par value 50c per share, for a total of 121,540 shares.

     4. The date when the Certificate of Incorporation of each constituent corporation was filed by the Department of State is as follows:

          NAME OF CORPORATION                   DATE OF INCORPORATION
          -------------------                   ---------------------
          Coastal Plan Management Corp.         October 28, 1971
          Transportation SBIC, Inc.             December 5, 1979

     5. The merger was adopted by each constituent corporation by the affirmative vote of at least two-thirds of the issued and outstanding shares entitled to vote thereon.
     6. The merger shall be effective on the day this Certificate of Merger is filed by the Department of State of New York.

     IN WITNESS WHEREOF, we have signed this Certificate of Merger on the 3rd day of December 1984 and we affirm the statements contained therein as true under penalties of perjury.

                 COASTAL PLAN MANAGEMENT CORP.

                 By /s/ Lester J. Tanner
                    -----------------------------
                    Lester J. Tanner, President


                 By /s/ Ray Glantz
                    -----------------------------
                    Ray Glantz, Secretary

                 TRANSPORTATION SBIC, INC.


                 By /s/ Melvin L. Hirsch
                    ----------------------------
                    Melvin L. Hirsch, President


                 By /s/ Dorothy T. Hirsch
                    -----------------------------
                    Dorothy T. Hirsch, Secretary

                         CERTIFICATE OF CHANGE OF
                         TRANSPORTATION CAPITAL CORP.
                         UNDER SECTION 805-A OF THE
                         BUSINESS CORPORATION LAW
                         -----------------------------


     The undersigned, being the President and the Secretary of Transportation Capital Corp. (the "Corporation"), do hereby certify and set forth that:
     (1) The name of the corporation is Transportation Capital Corp. The name under which the Corporation was formed is Transportation SBIC, Inc.
     (2) The date that the certificate of incorporation was filed by the Department of State is the 5th day of December, 1979.
     (3) Paragraph FIFTH of the certificate of incorporation, which provides that the post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is c/o Tanner, Gilbert, Propp & Sterner, 99 Park Avenue, New York, New York 10016, is hereby amended and changed and the following language substituted therefor:

          "FIFTH":  The Secretary of State is designated as the agent of the
          -------
                    Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is c/o Butler, Fitzgerald & Potter A Professional Corporation, 315 Park Avenue South, New York, New York 10010."

     (4) This change to the certificate of incorporation of the Corporation was authorized by majority vote of the Corporation's Board of Directors on September 9, 1992.

          In Witness Whereof, the undersigned have signed this certificate and affirm that it is true under the penalties of perjury this 23rd day of September, 1992.


                                         /s/ Paul J. Borden
                                         --------------------------
                                              PAUL J. BORDEN
                                              President


                                         /s/ Jonathan H. Hirsch
                                         ---------------------------
                                              JONATHAN H. HIRSCH
                                              Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          TRANSPORTATION CAPITAL CORP.
                          ----------------------------


     Under Section 805 of the Business Corporation Law

     The undersigned, Melvin L. Hirsch and Dorothy T. Hirsch, being respectively the President and Secretary of Transportation Capital Corp., pursuant to the provisions of the Business Corporation Law of the State of New York, do hereby certify:

       1. The name of the corporation is Transportation Capital Corp. (the "Corporation"). The name under which the Corporation was formed is Transportation SBIC, Inc.

       2. The Certificate of Incorporation of the Corporation was filed by the Department of State on December 5, 1979.

       3. The Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety Article SIXTH, the subject matter of which is the indemnification and liability of officers and directors, and inserting in lieu thereof the following:

       SIXTH: The Board of Directors of the Corporation shall be, and hereby is, authorized and empowered, to the extent and under such circumstances as may from time to time be permissible by law and determined by the Board of Directors, to indemnify and/or advance expenses on behalf of the Corporation to any persons, including without limitation, directors and officers of the Corporation, who are made or threatened to be made a party to any claim, action or proceeding, whether such claim, action or proceeding is brought by or in the right of the Corporation or otherwise or is civil or criminal, against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees. The personal liability of a director or officer to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer shall be, and hereby is, limited to the fullest extent (including elimination of such liability) permissible by the law in effect from time to time; provided, however, that the foregoing clause shall not eliminate or limit the liability of a director or officer (i) for willful misfeasance or any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions in bad faith or which involve gross negligence or reckless disregard of the duties involved in the conduct of his office, (iii) for intentional misconduct, a knowing violation of the law or a violation of law specified in Section 314 of the Small Business Corporation Law or (iv) for any transaction from which the director or officer derived an improper personal benefit. The Corporation shall be, and hereby is, authorized and empowered upon the approvals of its Board of Directors to amend the Bylaws of the Corporation and/or to enter into such agreement or agreements as it shall from time to time deem advisable and in furtherance of the foregoing provisions of this Article SIXTH.

       4. The Certificate of Incorporation of the Corporation is hereby further amended by adding thereto the following Article:

       SEVENTH: In connection with any proposed issuance or issuances by the Corporation of, or any proposed granting or grantings by the Corporation of any rights or options to purchase, its equity shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its equity shares of any class at any time authorized, no shareholder of the Corporation shall have any preemptive right because of such shareholding to purchase any such shares or securities.

       5. This Certificate of Amendment and the amendments set forth herein were authorized by majority vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote thereon at a duly held meeting of shareholders. The Small Business Administration has approved in writing the amendments set forth herein.

     IN WITNESS WHEREOF, the undersigned have executed and subscribed this Certificate of Amendment and do each affirm the foregoing as true under the penalties of perjury, this 30th day of September, 1987.



                                    /s/ Melvin L. Hirsch
                                    ---------------------------
                                    Melvin L. Hirsch, President



                                    /s/ Dorothy T. Hirsch
                                    ----------------------------
                                    Dorothy T. Hirsch, Secretary

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                      -of-

                           TRANSPORTATION SBIC, INC.
                           -------------------------


               Under Section 402 of the Business Corporation Law

                         ==============================


The undersigned, being a natural person of at least 21 years and acting as incorporator of the Corporation hereby being formed under the Business Corporation Law, certifies that:

          FIRST:    The name of the Corporation is
          -----

                    TRANSPORTATION SBIC, INC.

          SECOND:   The Corporation is being formed for the following purposes:
          ------

               This corporation is organized and chartered solely for the purpose of performing the functions and conducting the activities contemplated under the Small Business Investment Act of 1958, as amended from time to time, and will provide assistance solely to small business concerns which will contribute to a well-balanced national economy by facilitating ownership in such concerns by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages.

               The Corporation's powers and authority shall be as follows:

          (a)  To operate under the name set forth above;

          (b) To issue in consideration for cash or such other consideration permitted by the Regulations of the Small Business Administration the number of shares of stock indicated in ARTICLE FOURTH:

          (c) To borrow money and issue its debenture bonds, promissory notes, or other obligations under such general conditions and subject to such limitations and regulations as the Small Business Administration may prescribe;

          (d) To provide equity capital to small business concerns (as defined by the Small Business Administration) under conditions authorized by section 304 of the Small Business Investment Act of 1958, as amended (the "Act"), and pertinent sections of the Regulations, with the right to sell or dispose of securities so acquired in such manner and under such terms and conditions as the Corporation shall determine;

          (e) To make long-term loans (as defined by the Small Business Administration) to small business concerns (as defined by the Small Business Administration) for the purposes and in the manner and subject to the conditions described in section 305 of the Act; with the right to sell or dispose of such loans in such manner and under such terms and conditions as the Corporation shall determine;

          (f) To acquire and make commitments for obligations and securities of a single enterprise only within the limitations established by section 306 of the Act, unless such limitations are waived by the Small Business Administration;

          (g) To undertake its operations in cooperation with banks or other financial institutions, as contemplated under section 308(a) of the Act;

          (h) To provide consulting and advisory services to small business concerns on a fee basis;

          (i) To invest funds not reasonably needed for its current operations only in direct obligations of, or obligations guaranteed as to principal and interest by, the United States Government;

          (j) To conduct its operations in accordance with and subject to regulations prescribed by the Small Business Administration;

          (k) To submit to and pay for examinations made by direction of the Small Business Administration by examiners selected, employed, or approved by the Small Business Administration;

          (l) To make reports to the Small Business Administration at such times and in such form as the Small Business Administration may require;

          (m) To conduct its operations under the Act in the State of New York and in other areas within the United States as may from time to time be approved by the Small Business Administration, without limitation, however, as to the residence, domicile, or place of business of parties with which it transacts its business or otherwise deals, in accordance with regulations issued by SBA;

          (n) To regulate its business and conduct its affairs in a manner not inconsistent with the Act and regulations prescribed by the Small Business Administration thereunder;

          (o)  To adopt and use a corporate seal;

          (p) To have duration for a perpetual period, subject to dissolution in accordance with the laws of the State of New York and subject to forfeiture of its License from the Small Business Administration for violation of law or of regulation issued under the Act;

          (q)  To make contracts;

          (r) To sue and be sued, complain, and defend in any court of law or equity;

          (s) By its Board of Directors, to appoint such officers and employees as may be deemed proper, define their authority and duties, fix their compensation, require bonds of such of them as it deems advisable and fix the penalty thereof, dismiss such officers or employees, or any thereof, at pleasure, and appoint others to fill their places;

          (t) To adopt by-laws regulating the manner in which its stock shall be transferred, its officers and employees appointed, its property transferred, and the privileges granted to it by law exercised and enjoined;

          (u) To maintain its principal office at 34 Wenwood Drive, Glen Head, New York 11545 and to establish branch offices or agencies within its operating territory, subject to the approval of the Small Business Administration;

          (v) To acquire, hold, operate, and dispose of any property (real, personal, or mixed) whenever necessary or appropriate to the carrying out of its lawful functions;

          (w) To exercise such incidental powers as may reasonably be necessary to carry out the business for which the corporation is established.

          To have as part of the corporate purposes all of the powers conferred upon corporations organized under the Business Corporation Law subject to any limitations thereof contained in this Certificate of Incorporation or in the laws of the State of New York.

          THIRD:    The city, incorporated village or town and the county within
          -----
the State of New York in which the office of the Corporation is to be located are as follows:

          CITY, INCORPORATED
            VILLAGE OR TOWN              COUNTY
           ------------------            ------

             Glen Head                   Nassau

          FOURTH:   The total number of shares which may be issued by the
          ------
Corporation is Twelve Hundred (1,200), of which 600 shares of the par value of $1,000 each shall be preferred and 600 shares shall be common, without par value. All of the preferred shares shall be sold and issued to the Small Business Administration.

          The designations, preferences, privileges and voting powers or restrictions or qualifications of the shares of each class are as follows:

          The holders of the preferred shares shall be entitled to receive from the surplus or the net profits of the corpora-tion, as and when declared by the board of directors, an annual dividend of 3% of the par value of its preferred stock, payable from the date of issuance. Such dividend shall be payable on a preferred and cumulative basis so that no amount shall be set aside for or paid to any other class of stock until the full amount of dividends due at the annual rate of 3% cumulative to the intended date of payment shall have been paid to the Small Business Administration. Before any redemption of stock not purchased by the Small Business Administration or liquidation in whole or in part, or any distribution of assets of other stock-holders, the Small Business Administration shall be entitled to the preferred payment in full of the annual 3% dividend referred to above and the par value of its preferred stock. Such par value need not be paid to the Small Business Administration before the distribution of ordinary dividends from retained earnings to other shareholders.

          The Corporation may, at its option, redeem in whole or any part of the Small Business Administration's outstanding preferred stock on any dividend payment date where at least 30 days' prior written notice has been given to the Small Business Administration. The Corporation shall pay the Small Business Administration the par value of the shares to be redeemed ($50,000 minimum per transaction) and accumulated dividends.

          Whenever the full dividend upon the preferred shares for the then current dividend period shall have been paid or declared and a sum sufficient for payment thereof set apart, the holders of the common shares shall be entitled to receive out of the remaining surplus or net profits of the Corporation such per share amounts as the directors, in the exercise of their discretion, may determine to be attributable as dividends. After the full dividend shall have been declared and paid on the preferred shares and the dividend shall have been paid on the common shares, the balance of the earnings of the Corporation shall be added to its surplus.

          The Small Business Administration, as the holder of the preferred shares, shall not be entitled to vote on any matters for which a vote of the shareholders of the Corporation may be sought. All voting rights shall be vested in the common shares, except as may be provided by the laws of the State of New York.

          This charter shall not be amended without the prior written approval of the Small Business Administration.

          FIFTH:    The accounting period which the Corporation intends to
          -----
establish as its first calendar or fiscal year for reporting the franchise tax on business corporations imposed by Article Nine (a) of the Tax Law is the period ending December 31, 1979.

          SIXTH:    The Secretary of State is designated as the agent of the
          -----
Corporation upon whom process against the Corporation may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is care of Irving L. Gartenberg, Esq., 122 East 42nd Street, New York, New York 10017.

Dated:    November 28, 1979



                              /s/ Rose Cohen
                              ----------------------------
                              Rose Cohen
                              122 East 42nd Street
                              New York, New York 10017


STATE OF NEW YORK   )
                    )    SS.:
COUNTY OF NEW YORK  )


          On the date hereinafter set forth, before me came ROSE COHEN, to me known to be the individual who is described in, and who signed the foregoing Certificate of Incorporation, and she acknowledged tome that she signed the same.

Dated:    November 28, 1979



                              /s/ Melvin L. Hirsch
                              --------------------------------
                                       Notary Public

                              Melvin L. Hirsch
                              Notary Public, State of New York
                              No. 30-6911550
                              Qualified in Nassau County
                              Commission Expires March 30, 1980




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